UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       April 23, 2003
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      -----------------------


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       (Former name or former address, if changed since last report.)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

Exhibit 99.1: Press Release, dated April 23, 2003, issued by MBNA Corporation, and MBNA Corporation Financial Highlights for the three months ended March 31, 2003.

Item 12.  Results of Operations and Financial Condition.

On April 23, 2003, MBNA Corporation announced its results of operations for the three months ended March 31, 2003. A copy of the related press release and the MBNA Corporation Financial Highlights for the three months ended March 31, 2003 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under this Item 12, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.





































                                                                 Exhibit 99.1

      MBNA CORPORATION REPORTS 18% INCREASE IN EARNINGS PER COMMON SHARE;
                         2.3 MILLION NEW ACCOUNTS ADDED

WILMINGTON, DELAWARE (4/23/03) -- MBNA Corporation announced today that net income for the first quarter of 2003 rose to $432.5 million or $.33 per common share, an increase of 18%, compared with $369.9 million or $.28 per common share for the first quarter of 2002.

Loan receivables at March 31, 2003 were $27.4 billion, an increase of $4.6 billion over the first quarter of 2002. Total managed loans at March 31, 2003 were $106.1 billion, an increase of $10.8 billion or 11% over the first quarter of 2002. Retail sales and cash advance volume increased 17% over the first quarter of 2002.

The Corporation added 2.3 million new accounts during the quarter. The characteristics of new cardholders are consistent with the superior quality of the Corporation's existing cardholders. In the United States, the typical new cardholder has more than a $70,000 annual household income, has been employed for more than 11 years, owns a home, and has an 18-year history of paying bills promptly. The company acquired 80 new endorsements from organizations and renewed 232 group contracts during the quarter.

Loan losses on loan receivables and managed loans for the first quarter of 2003 were 5.12% and 5.47%, respectively. After a typical seasonal increase in loss rates in January, net credit loss rates and managed net credit loss rates declined sequentially in both February and March from the prior month.
Although there may be minor monthly fluctuations, management expects the declining trend in managed net credit loss rates to continue throughout the year. Loan losses continue to be lower than published industry levels. Delinquency on the loan receivables and managed loans was 3.88% and 4.74%, respectively, at March 31, 2003.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. A business presentation that provides supplemental information regarding the first quarter of 2003 is available in the Investor Relations section of MBNA's Web site (www.MBNA.com).

MBNA Corporation, a bank holding company and parent of MBNA America Bank, N.A., a national bank, is the largest independent credit card lender in the world. MBNA also provides retail deposit, consumer loan, and insurance products. MBNA.com (www.MBNA.com) provides credit card, consumer loan, retail deposit, travel, and shopping services.














                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2003          2002
------------------------------------------------------------------------------
                                                            (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income................................ $    555,596  $    513,276
Provision for possible credit losses...............      378,877       359,393
Other operating income.............................    1,788,009     1,596,266
Other operating expense............................    1,287,875     1,166,695
  Net income.......................................      432,509       369,910

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PER COMMON SHARE DATA FOR THE PERIOD (a):

Earnings........................................... $        .34  $        .29
Earnings-assuming dilution.........................          .33           .28
Dividends..........................................          .08           .07
Book value.........................................         7.14          5.93

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RATIOS:

Net interest margin (b)............................         5.44%         5.81%
Return on average total assets.....................         3.28          3.30
Return on average stockholders' equity.............        18.95         19.42
Average receivables to average deposits............        87.91         87.87
Stockholders' equity to total assets...............        17.12         16.74

Loan Receivables (c):
  Delinquency (d)..................................         3.88          4.53
  Net credit losses (e)............................         5.12          4.76

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Sales and cash advance volume...................... $ 41,109,686  $ 35,165,606

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2003          2002
------------------------------------------------------------------------------
                                                            (unaudited)
MANAGED DATA (g):

At Period End:
  Loans held for securitization.................... $  9,523,377  $  8,202,513
  Loan portfolio...................................   17,901,894    14,591,952
  Securitized loans................................   78,698,578    72,566,991
                                                    ------------  ------------
    Total managed loans............................ $106,123,849  $ 95,361,456
                                                    ============  ============

Average for the Period:
  Loans held for securitization.................... $  9,807,427  $  9,160,373
  Loan portfolio...................................   17,555,619    14,773,432
  Securitized loans................................   78,669,738    72,361,802
                                                    ------------  ------------
    Total managed loans............................ $106,032,784  $ 96,295,607
                                                    ============  ============

For the Period:
  Net interest Margin (b)..........................         8.55%         8.84%
  Delinquency (d)..................................         4.74          4.97
  Net credit loss (e)..............................         5.47          5.00
  Net interest income.............................. $  2,452,712  $  2,275,073
  Provision for possible credit losses.............    1,479,172     1,278,908
  Other operating income...........................      991,188       753,984

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2003          2002
------------------------------------------------------------------------------
                                                            (unaudited)

BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market
 instruments (f)................................... $ 11,889,829  $  9,186,186
Loans held for securitization......................    9,523,377     8,202,513

Credit card loans..................................    9,663,795     8,008,537
Other consumer loans...............................    8,238,099     6,583,415
                                                    ------------  ------------
  Total loans......................................   17,901,894    14,591,952
Reserve for possible credit losses.................   (1,151,394)     (908,186)
                                                    ------------  ------------
  Net loans........................................   16,750,500    13,683,766

Total assets.......................................   54,565,745    46,510,495
Total deposits.....................................   31,579,048    27,207,875
Stockholders' equity...............................    9,340,298     7,786,211

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AVERAGE BALANCE SHEET DATA:

Investment securities and money market
 instruments (f)................................... $ 10,262,295  $  8,020,576
Loans held for securitization......................    9,807,427     9,160,373

Credit card loans..................................    9,306,599     8,157,111
Other consumer loans...............................    8,249,020     6,616,321
                                                    ------------  ------------
  Total loans......................................   17,555,619    14,773,432
Reserve for possible credit losses.................   (1,111,019)     (878,806)
                                                    ------------  ------------
  Net loans........................................   16,444,600    13,894,626

Total assets.......................................   53,432,061    45,397,932
Total deposits.....................................   31,127,309    27,238,338
Stockholders' equity...............................    9,256,372     7,723,375
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2003          2002
------------------------------------------------------------------------------
                                                            (unaudited)

Weighted average common shares
 outstanding (000) (a).............................    1,278,980     1,277,995
Weighted average common shares outstanding and
 common stock equivalents (000) (a)................    1,292,647     1,311,074
------------------------------------------------------------------------------

Cautionary Language: The Corporation's projections of future net credit losses are by their nature uncertain and changes in economic conditions, bankruptcy laws, regulatory policies, and other factors may impact actual losses.

NOTES:
(a) Per common share data and weighted average common shares outstanding and common stock equivalents have been adjusted to reflect the three-for-two stock split of MBNA Corporation's Common Stock effected in the form of a dividend, issued on July 15, 2002, to stockholders of record as of the close of business on July 1, 2002. Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents.
(b) Net interest margin ratios are presented on a fully taxable equivalent basis.
(c) Loan receivables include loans held for securitization and loan portfolio.
(d) Delinquency represents loans that are 30 days or more past due.
(e) MBNA Corporation's net credit losses ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include billed interest and fees for the corresponding period.
(f) For purposes of comparability, certain prior period amounts have been reclassified.
(g) Managed data assumes MBNA Corporation's securitized loan principal receivables have not been sold and presents the results of the securitized loan principal receivables in the same fashion as MBNA Corporation's owned loans. Management, analysts, and others evaluate MBNA Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation's owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of loan originations and the related credit risks inherent in the owned portfolio and MBNA Corporation's retained interests in its securitization transactions.




                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

    Exhibit A reconciles income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, and the loan receivables net credit losses ratio to the managed net credit losses ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140.




                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                  EXHIBIT A
------------------------------------------------------------------------------

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO
 MANAGED NET INTEREST INCOME, MANAGED PROVISION FOR POSSIBLE
 CREDIT LOSSES, AND MANAGED OTHER OPERATING INCOME

                                                       For the Three Months
                                                          Ended March 31,
2003 2002
------------------------------------------------------------------------------
                                                            (unaudited)

NET INTEREST INCOME:

Income statement data for the period............... $    555,596  $    513,276
Securitization adjustments.........................    1,897,116     1,761,797
                                                    ------------  ------------
Managed net interest income........................ $  2,452,712  $  2,275,073
                                                    ============  ============

PROVISION FOR POSSIBLE CREDIT LOSSES:

Income statement data for the period............... $    378,877  $    359,393
Securitization adjustments.........................    1,100,295       919,515
                                                    ------------  ------------
Managed provision for possible credit losses....... $  1,479,172  $  1,278,908
                                                    ============  ============

OTHER OPERATING INCOME:

Income statement data for the period............... $  1,788,009  $  1,596,266
Securitization adjustments.........................     (796,821)     (842,282)
                                                    ------------  ------------
Managed other operating income..................... $    991,188  $    753,984
                                                    ============  ============

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSSES
 RATIO TO THE MANAGED NET CREDIT LOSSES RATIO

                                                                 Net Credit
                                      Net Credit  Average Loans    Losses
                                      Losses (a)   Outstanding    Ratio (a)
------------------------------------------------------------------------------
                                     For the three months ended March 31, 2003
                                                    (unaudited)

Loan receivables (b)................ $    350,203  $ 27,363,046      5.12%
Securitized loans...................    1,100,295    78,669,738      5.59
                                     ------------  ------------
Managed loans....................... $  1,450,498  $106,032,784      5.47
                                     ============  ============

                                     For the three months ended March 31, 2002
                                                    (unaudited)

Loan receivables (b)................ $    284,934  $ 23,933,805      4.76
Securitized loans...................      919,515    72,361,802      5.08
                                     ------------  ------------
Managed loans....................... $  1,204,449  $ 96,295,607      5.00
                                     ============  ============


RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO
 TO THE MANAGED DELINQUENCY RATIO

                                      Delinquent    Ending Loans   Delinquency
                                     Balances (c)   Outstanding    Ratio (c)
------------------------------------------------------------------------------
                                                  March 31, 2003
                                                    (unaudited)

Loan receivables (b)................ $  1,063,606  $ 27,425,271      3.88%
Securitized loans...................    3,962,799    78,698,578      5.04
                                     ------------  ------------
Managed loans....................... $  5,026,405  $106,123,849      4.74
                                     ============  ============

                                                  March 31, 2002
                                                    (unaudited)

Loan receivables (b)................ $  1,032,478  $ 22,794,465      4.53
Securitized loans...................    3,707,752    72,566,991      5.11
                                     ------------  ------------
Managed loans....................... $  4,740,230  $ 95,361,456      4.97
                                     ============  ============





                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO
 TO THE MANAGED NET INTEREST MARGIN RATIO

                                       Average      Net Interest  Net Interest
                                    Earning Assets     Income     Margin Ratio
------------------------------------------------------------------------------
                                     For the three months ended March 31, 2003
                                                    (unaudited)

FINANCIAL DATA FOR THE PERIOD (d):

Investment securities and money
 market instruments (e)............  $ 10,262,295
Other interest-earning assets......     3,800,002
Loan receivables (b)...............    27,363,046
                                     ------------
  Total............................  $ 41,425,343  $    555,813        5.44%
                                     ============

SECURITIZATION ADJUSTMENTS:

Investment securities and money
 market instruments (e)............  $          -
Other interest-earning assets......    (3,732,987)
Securitized loans..................    78,669,738
                                     ------------
  Total............................  $ 74,936,751  $  1,897,116       10.27%
                                     ============

MANAGED (d):

Investment securities and money
 market instruments (e)............  $ 10,262,295
Other interest-earning assets......        67,015
Managed loans......................   106,032,784
                                     ------------
  Total............................  $116,362,094  $  2,452,929        8.55%
                                     ============
















                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                       Average      Net Interest  Net Interest
                                    Earning Assets     Income     Margin Ratio
------------------------------------------------------------------------------
                                     For the three months ended March 31, 2002
                                                  (unaudited)

FINANCIAL DATA FOR THE PERIOD (d):

Investment securities and money
 market instruments (e)............  $  8,020,576
Other interest-earning assets......     3,896,774
Loan receivables (b)...............    23,933,805
                                     ------------
  Total............................  $ 35,851,155  $    513,533        5.81%
                                     ============

SECURITIZATION ADJUSTMENTS:

Investment securities and money
 market instruments (e)............  $          -
Other interest-earning assets......    (3,836,092)
Securitized loans..................    72,361,802
                                     ------------
  Total............................  $ 68,525,710  $  1,761,797       10.43%
                                     ============

MANAGED (d):

Investment securities and money
 market instruments (e)............  $  8,020,576
Other interest-earning assets......        60,682
Managed loans......................    96,295,607
                                     ------------
  Total............................  $104,376,865  $  2,275,330        8.84%
                                     ============

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NOTES TO EXHIBIT A:
(a) MBNA Corporation's net credit losses ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include billed interest and fees for the corresponding period.
(b) Loan receivables include loans held for securitization and the loan portfolio.
(c) Delinquency represents loans that are 30 days or more past due.
(d) Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three months ended March 31, 2003 and 2002 was $217 and $257, respectively.
(e) For purposes of comparability, certain prior period amounts have been reclassified.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                        MBNA CORPORATION


Date:  April 23, 2003                     By:   /s/   Vernon H.C. Wright
                                               -------------------------------
                                                      Vernon H.C. Wright
                                                    Chief Financial Officer